Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Mirna Therapeutics, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2017, as filed with the Securities and Exchange Commission (the “Report”), Paul Lammers, Chief Executive Officer of the Company, and Alan Fuhrman, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 3, 2017

/s/ PAUL LAMMERS
Paul Lammers, M.D., M.Sc.
Chief Executive Officer
(Principal Executive Officer)

/s/ ALAN FUHRMAN
Alan Fuhrman
Chief Financial Officer
(Principal Financial & Accounting Officer)